Exhibit 99.1

Franklin Financial Network, Inc. (NYSE:FSB) Fourth Quarter 2016 Investor Call January 25, 2017

2 Forward - Looking Statements Except for the historical information contained herein, this presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the “safe harbor” provisions of those Acts. Because forward - looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward - looking statements and are advised to carefully review the discussion of forward - looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise.

3 Fourth Quarter Highlights Equity capital raise: $72 million Nonperforming loans to total loans: 0.35% Net charge - offs to average loans: 0.04% Strong growth in total loans: +35.8% y/y Diluted EPS of $0.58: +41.5% y/y Return on assets: 1.00% Return on tangible common equity: 12.68%

4 Annual Growth in Earnings 2,154 3,682 4,452 8,314 15,980 28,034 - 5,000 10,000 15,000 20,000 25,000 30,000 2011 2012 2013 2014 2015 2016 Net Income Available to Common Shareholders 0.61 1.02 1.10 1.27 1.54 2.42 - 0.50 1.00 1.50 2.00 2.50 3.00 2011 2012 2013 2014 2015 2016 Diluted Earnings Per Share

5 Fourth Quarter Headwinds Additional shares from common stock secondary offering in November not offset due to decision to delay capital leverage program until first quarter 2017 Impact on valuation of held - for - sale mortgage loans from rising interest rates during fourth quarter 2016 Cost, time and distraction associated with upgrading systems and processes, including core processing system, which will be completed during first quarter 2017

6 Fourth Quarter Financial Summary ($ in millions, except per share data) % Change 4Q16 3Q16 4Q15 Net interest income $ 21.7 5.0% 26.2% Provision 1.1 (17.7%) (39.0%) Noninterest income 2.6 (47.6%) (14.7%) Noninterest expense 13.2 (3.5%) 19.2% Pretax income 9.9 (5.5%) 36.8% Net income available to common shareholders 7.2 0.6% 54.8% Net income available to common shareholders per diluted share $ 0.58 (7.9%) 41.5% Tangible book value per common share $19.92 7.7% 25.7% Key profitability metrics 4Q16 3Q16 4Q15 Net interest margin (1) 3.27% 3.34% 3.55% Efficiency ratio 54.55% 53.65% 54.95% ROA 1.00% 1.07% 0.89% ROTCE 12.68% 14.55% 11.01% (1) Reflects tax - equivalent adjustments

7 Loan Segment Concentration Loan Type 4Q2016 % Total Real Estate % Total Loans Construction 441,686 31.7 24.9 Acquisition & development 47,876 3.4 2.7 Commercial real estate 489,863 35.2 27.6 Farmland 7,671 0.6 0.4 Residential - closed end 1-4 family (1) 254,970 18.3 14.4 Residential - open end 1-4 family 150,515 10.8 8.5 Total real estate 1,392,581 100.0 78.5 Commercial & industrial (non-healthcare) 223,441 12.6 Commercial & industrial (healthcare) 155,004 8.7 Consumer & other 3,359 0.2 Total Loans 1,774,385 100.0 (1) Excludes loans held for sale

8 Key Metric – Asset Quality: NPLs to Total Loans and “Texas Ratio” 0.25% 0.12% 0.10% 0.10% 0.35% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 4Q15 1Q16 2Q16 3Q16 4Q16 NPLs to Total Loans Texas Ratio = (Restructured loans + Nonaccrual loans + Foreclosed Real Estate) / (Total Equity Capital + Allowance for Loan and Lease Losses) 0.56% 0.44% 0.62% 0.52% 1.26% 8.85% 8.57% 8.37% 8.29% 0.00% 2.50% 5.00% 7.50% 10.00% 4Q15 1Q16 2Q16 3Q16 4Q16 Texas Ratio FSB National Peer National peer includes banks of comparable size to FSB anywhere in the U.S., as defined by banking regulatory agencies .

9 Key Metric – Asset Quality: High Quality, Diversified Real Estate Loans Real estate loan portfolio by segment at December 31, 2016 Construction 31.2% Warehouse mortgage 1.7% Acquisition and development 3.4% Commercial real estate 34.6% Farmland 0.5% Residential - closed end 1 - 4 family 18.0% Home equity lines 10.6%

10 Key Metric – Growth: Loans ($ in millions) Loan Growth: Comparable quarter +36.4% Sequential quarter +6.9% $432 $806 $1,318 $1,797 2013 2014 2015 2016 Year Ended December 31

11 Key Metric – Growth: Annual Loan Growth Loan Type 4Q2016 4Q2015 Growth % Growth Construction 441,686$ 339,766$ 101,920$ 30.0% Acquisition & development 47,876 33,079 14,797 44.7% Commercial real estate 489,863 359,144 130,719 36.4% Farmland 7,671 6,539 1,132 17.3% Residential - closed end 1-4 family 254,970 163,495 91,475 55.9% Residential - open end 1-4 family 150,515 112,002 38,513 34.4% Warehouse mortgage 23,699 14,079 9,620 68.3% Total real estate 1,416,280 1,028,104 388,176 37.8% Commercial & industrial (non-healthcare) 223,441 161,748 61,693 38.1% Commercial & industrial (healthcare) 155,004 123,952 31,052 25.1% Consumer & other 3,359 6,577 (3,218) -48.9% Total Loans 1,798,084$ 1,320,381$ 477,703$ 36.2%

12 Key Metric – Growth: Loan Portfolio Diversification Category 4Q16 4Q15 Construction $490.0 $372.8 1 - 4 Family Real Estate (excludes LHFS) 405.5 275.5 Real Estate Commercial 497.5 365.7 Business Loans (Non - Healthcare) 223.4 161.7 Healthcare Loans 155.0 124.0 All Other Loans 3.4 6.6 ($ in millions) Increased Loan Diversification Loans by Type 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q15 1Q16 2Q16 3Q16 4Q16 All Other Healthcare Loans Business Loans (Non-Healthcare) Real Estate Commercial 1-4 Family Real Estate Construction NOTE: This slide excludes loans held for sale.

13 Key Metric – Growth: Substantial Increase in Deposits ($ in millions) Deposit Balances: Comparable quarter +31.9% Sequential quarter +7.8% 4Q15 1Q16 2Q16 3Q16 4Q16 Non-interest Bearing Interest Bearing Checking Other Savings Money Market Demand Time $2,392 $1,814 $1,953 $2,250 $2,218

14 Key Metric – Profitability: Relatively Stable Net Interest Margin Net Interest Margin By Quarter (1) 3.55% 3.70% 3.47% 3.34% 3.27% 4Q15 1Q16 2Q16 3Q16 4Q16 (1) Reflects tax - equivalent adjustments

15 Key Metric – Profitability: Significant Growth in Noninterest Income ($ in thousands) 4Q15 3Q16 4Q16 Service charges on deposit accounts $ 35 $ 44 $ 46 Other service charges and fees 657 845 796 Net gains on sale of loans (1) 1,386 2,942 324 Wealth management 369 446 551 Loan servicing fees, net 40 (40) 24 Gain on sale of securities 304 430 637 Net gain on sale of foreclosed assets (4) 30 4 Other 205 179 171 Total noninterest income $2,992 $4,876 $2,553 (1) Primarily from sale of mortgage loans. $74 $67 $114 $139 $124 4Q15 1Q16 2Q16 3Q16 4Q16 Mortgage Production ($ in millions)

16 Key Metric – Profitability: Noninterest Expense and Economies of Scale ($ in thousands) 4Q15 3Q16 4Q16 Salaries and employee benefits $ 6,080 $ 7,979 $ 7,930 Occupancy and equipment 1,628 2,001 2,064 FDIC assessment expense 375 570 680 Marketing 261 206 151 Professional fees 1,043 935 540 Amortization of core deposit intangible 156 138 133 Other 1,551 1,879 1,731 Total noninterest expense $11,094 $13,708 $13,229 54.96% 52.91% 52.58% 53.65% 54.55% 4Q15 1Q16 2Q16 3Q16 4Q16 Efficiency Ratio

17 Key Elements of FSB Performance Growth Real Estate Lending Asset Quality Proven, Successful Banking Model